Exhibit 10.8

APPLIED OPTOELECTRONICS, INC.

2006 INCENTIVE SHARE PLAN

ARTICLE 1
PURPOSE

The purpose of the Applied Optoelectronics, Inc. 2006 Incentive Share Plan (the “Plan”) is to advance the interests of Applied Optoelectronics, Inc. (the “Company”) and its shareholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (A) provide share ownership opportunities to certain of their key employees to participate in the Company’s growth and (B) enhance their ability to attract and retain individuals of superior managerial or technical ability and to motivate employees, consultants, independent contractors, agents, and other persons to exert their best efforts towards future progress and profitability of the Company.

ARTICLE 2
DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

2.1                               “Award” shall mean the grant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Performance Award, or any other grant of incentive compensation pursuant to this Plan.

2.2                               “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.3                               “Cause” shall mean (i) “Cause” as that term may be defined in any written employment agreement between a participant and the company or a subsidiary which may at any time be in effect, (ii) in the absence of such a definition in a then-effective written employment agreement (in the determination of the Board), “Cause” as that term may be defined in any Award agreement under this Plan,  or (iii) in the absence of such a definition in a then-effective written employment agreement (in the determination of the Board) or in an award agreement under the plan, termination of a Participant’s employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

The Participant’s failure to substantially perform such Participant’s duties with the Company or any Subsidiary as determined by the Board or the Company;

The Participant’s willful failure or refusal to perform specific directives of the Board or the Company, which directives are consistent with the scope and nature of the Participant’s duties and responsibilities;

The Participant’s conviction of a felony; or

A breach of the Participant’s fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant’s duties for the Company or any Subsidiary of any policy, rule, or directive of the Company or any Subsidiary, or of any law, rule or regulation (other than traffic violations or other minor offenses).  No act or failure to act on the Participant’s part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

2.4                               “Change in Control” has the meaning given such term in the applicable Award agreement or, if not defined therein, shall as of the Effective Date mean, after the effective date of this Plan stated in Subsection 1.2, (i) the occurrence of an event of a nature that would be required to be reported by the Company in response to Item 1 of a Current Report on Form 8-K (or any successor to such form), whether or not the Company is, in fact, required to report on such form, promulgated pursuant to the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any Person or group (as defined in the Exchange Act), other than (A) the Company, (B) a wholly-owned Subsidiary, (C) any employee benefit plan (including, without limitation, an employee stock ownership plan) adopted by the Company or any wholly-owned Subsidiary or (D) any trustee or other fiduciary holding securities under any employee benefit plan adopted by the Company or any Subsidiary, becomes the “beneficial owner” (as defined in Rule 13d-3 (or any successor to such rule) promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities or (b) during any period of twenty-four (24) months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such twenty-four (24) month period or whose election or nomination for election was previously so approved; (ii) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction; or (iii) an agreement for the sale or other disposition of all or substantially all of the Company’s assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

2.5                               “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time

(or any successor to such legislation).

2.6                               “Committee” shall mean the Compensation Committee of the Board as such Compensation Committee may be constituted from time to time pursuant to the terms of the Compensation Committee Charter of the Board which may at any time be in effect, of if no such charter is in effect, pursuant to such policies and procedures as the Board may from time to time establish.  While the common stock of the Company is publicly traded, membership on the Committee shall be limited to Directors who (i) meet the independence requirements of the exchange upon which such Shares are traded and any other regulatory requirements, (ii) qualify as “Non-Employee Directors” (as that term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act), and (iii) satisfy the requirements of an “outside director,” for purposes of Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder.  Once appointed by the Board, members of the Committee, shall, except for any period of suspension, hold office until their successors are duly elected and qualified or until their earlier resignation, removal or death.  Membership in the Committee shall be subject to the rotation policy set forth in the Company’s corporate governance guidelines.  All members of the Committee will serve at the pleasure of the Board.  Notwithstanding the foregoing, if the composition of the Committee does not comply with the foregoing provisions of this Subsection, the entire Board shall constitute the Committee until such time as a proper Committee is appointed in accordance with the foregoing provisions of this Subsection.

2.7                               “Company” shall mean Applied Optoelectronics, Inc., a Texas corporation.

2.8                               “Consultant” shall mean any Person who or which is engaged by the Company or any Subsidiary to render services as a consultant or advisor.

2.9                               “Corporate Transaction” shall mean any reorganization, merger, consolidation or conversion involving the Company or any exchange of securities involving Shares, other than a Recapitalization.

2.10                        “Designated Beneficiary” shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee or the Board, to exercise the rights of such Participant in the event of such Participant’s death.  In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant’s estate.

2.11                        “Disability” shall mean the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.  For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.  Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.12                        “Effective Date” shall mean September 15, 2006.

2.13                        “Employee” shall mean any person, including an officer of the Company or a Subsidiary, within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the Exchange Act), or Director, who is employed, within the meaning of Section 3401 of the Code, by the Company or a Subsidiary.  The provision of compensation by the Company or a Subsidiary to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute “employment” by the Company or that Subsidiary.

2.14                        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

2.15                        “Fair Market Value” shall mean with respect to the Shares, as of any date, (i) if the Shares are listed or admitted to trade on a national securities exchange, the closing price of the Shares on the composite tape, as published in the Wall Street Journal or such other source as the Committee or the Board deems reliable, of the principal national securities exchange on which the Shares are so listed or admitted to trade, on such date or, if there is no trading in Shares on such date, then the closing price of the Shares as quoted on such composite tape on the next preceding date on which there was trading in such Shares; (ii) if the Shares are not listed or admitted to trade on a national securities exchange, then the closing price of the Shares as quoted on the National Market System of the NASD; (iii) if the Shares are not listed or admitted to trade on a national securities exchange or the National Market System of the NASD, the mean between the bid and asked price for the Shares on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Shares are not listed or admitted to trade on a national securities exchange or the National Market System of the NASD and if bid and asked prices for the Shares are not so furnished by the NASD or a similar organization, the value established by the Board, determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.16                        “Incentive Stock Option” shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an “Incentive Stock Option” pursuant to Section 422 of the Code.

2.17                        “NASD” shall mean the National Association of Securities Dealers, Inc.

2.18                        “Non-Qualified Stock Option” shall mean any option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option).

2.19                        “Optionee” shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

2.20                        “Participant” shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

2.21                        “Performance Award” shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Committee may determine, at the end of a specified Performance Period established by the Committee or the Board and may include without limitation performance shares, performance units or cash awards.

2.22                        “Performance Goals” shall mean with respect to a Performance Measure selected by the Committee, the specific target that must be met before a Performance Award subject to section 162(m) of the Code will be payable to the recipient of the Award.

2.23                        “Performance Measures” shall mean each of the business criteria the Company may use in establishing a Performance Goal.  For purposes of the Plan, Performance Measures are limited to earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; sales or expenses; or other business criteria established by the Board.

2.24                        “Performance Period” shall mean the period established by the Committee at the time any Award is granted or at any time thereafter over which a Performance Goal specified by the Committee with respect to such Award will be measured.

2.25                        “Permitted Modification” shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides (i) in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (A) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were holders of Shares immediately prior to the consummation of the Corporate Transaction, (ii) in connection with a Stock Appreciation Right, that subsequent to the consummation of the Corporate Transaction (A) the base price of such Stock Appreciation Right will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the benefits to be received by the holder of such Stock Appreciation Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of Shares immediately prior to the consummation of the Corporate Transaction, or (iii) for a modification expressly provided for in this Plan or in an Award agreement.

2.26                        “Person” shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

2.27                        “Plan” shall mean this Applied Optoelectronics, Inc. 2006 Incentive Share Plan as set out in this document and as it may be amended from time to time.

2.28                        “Reload Option” shall mean a Stock Option as defined in Subsection 6.6(b) of this Plan.

2.29                        “Recapitalization” shall mean any stock split, stock dividend, reverse stock split, combination or subdivision of Shares or any other similar increase or decrease in the number of Shares issued and outstanding, without the Company receiving consideration therefor in money, services, or property (other than securities issued by the Company).

2.30                        “Restricted Stock” shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture.

2.31                        “Retirement” shall mean the termination of employment of an Employee of the Company or any Subsidiary pursuant to the terms of any retirement plan or policy maintained by the Company or any Subsidiary in which such Employee participates.

2.32                        “Securities Act” shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

2.33                        “Shares” shall mean shares of the common stock of the Company and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of common stock of the Company.

2.34                        “Stock Appreciation Right” shall mean the right of the holder thereof to receive property or Shares with a Fair Market Value equal to or cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of exercise over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of the grant of such Stock Appreciation Right (or such other value as may be specified in the agreement granting such Stock Appreciation Right).

2.35                        “Stock Option” shall mean any Incentive Stock Option or Non-Qualified Stock Option.

2.36                        “Subsidiary” shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

2.37                        “Transactional Consideration” shall have the meaning set forth in Subsection 12.2 of this Plan.

ARTICLE 3
ADMINISTRATION OF THIS PLAN

3.1                               Committee.  This Plan shall be administered and interpreted by the Committee.

3.2                               Administration.

(a)                                 Subject to the provisions of this Plan and directions from the Board, the Committee is authorized to:

(i)                                     determine the Persons to whom Awards are to be granted;

(ii)                                  determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

(iii)                               conclusively interpret the provisions of this Plan and any Award agreement, such interpretation to be final and binding on the Company and each other affected Person or party;

(iv)                              prescribe, amend and rescind rules and regulations relating to this Plan;

(v)                                 rely upon Employees of the Company or outside service providers for such clerical and record keeping duties as may be necessary in connection with the administration of this Plan;

(vi)                              accelerate or defer (with the consent of the Participant) the vesting of any rights pursuant to an Award; and

(vii)                           make all other determinations and take all other actions necessary or advisable for the administration of this Plan; and

(viii)                        Loans for exercise.

The President of the Company shall also be authorized, subject to the provisions of this Plan and directions from the Board and the Committee, to determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award; provided, however, that the President of the Company may not (1) grant any Award to any executive officer or himself or herself (2) grant Awards to any one person with respect to more than 100,000 Shares in the aggregate (which number shall be adjusted pro rata in the event of any adjustment to the limitation set forth in ARTICLE 4.1 hereof), or (3) modify any Award made by the Committee or Board.

(b)                                 Without limiting the Board’s right to amend this Plan pursuant to Section 13, the Board may take all actions authorized by Subsection 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board, to the extent such Award by the Board would not implicate any applicable securities laws, the rules of any exchange upon which the Company’s securities are traded, or any other applicable law, may deem necessary or appropriate.

(c)                                  A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee in connection with the Plan shall be made by not less than a majority of its members.  All questions of interpretation and application of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Committee, whose decision will be final, conclusive and binding upon the Company and each other affected party.

ARTICLE 4
SHARES SUBJECT TO PLAN

4.1                               Limitations.  the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 30,000,000 shares.  Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash. The following shares of Common Stock related to Awards will be available for issuance again under the Plan:

(a)                                 Common Stock related to Awards settled in cash;

(b)                                 Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any other reason without the issuance of the Common Stock;

(c)                                  Common Stock equal in number to the shares of Common Stock surrendered in payment of the exercise price of an Option; and

(d)                                 Common Stock tendered or withheld in order to satisfy withholding tax obligations.

Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

4.2                               Maximum Individual Grants.  No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than 411,000 shares of Common Stock.

ARTICLE 5
ELIGIBILITY

5.1                               Eligibility.  Any Employee, non-employee Director whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company, or a Consultant is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, non-employee Director or Consultant.

A Participant may be granted more than one Award and Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee’s determinations under the Plan (including without limitation determinations of which Employees, non-employee Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees, non-employee Directors and Consultants who receive, or are eligible to receive, Awards under the Plan.

5.2                               Grant of Awards.  The grant of an Award shall be authorized by the Committee or the Board and shall be evidenced by an Award agreement setting forth the type of Award or Awards being granted, the total number of Shares subject to the Award(s), the Stock Option price (if applicable), the restriction period (if applicable), the term of the Award, the date of the grant of the Award, and such other terms, provisions, limitations, and, if applicable, Performance Goals, as are approved by the Committee, but not inconsistent with the Plan.  The Company shall execute an Award agreement with a Participant after the Committee approves the issuance of an Award.

If the Committee establishes a purchase price, if any, for an Award of Restricted Stock, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the date of the grant of the Award by executing the applicable Award agreement and paying such purchase price.

ARTICLE 6
STOCK OPTIONS

6.1                               Grants.  The Committee may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person.  Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee.  The Committee shall specify whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only Employees of the Company or a Subsidiary may be granted Incentive Stock Options.  To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option.  Each Person to be granted a Stock Option shall enter into a written agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option.  At any time and from time to time, the Optionee and the Committee may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option.  The Committee may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

6.2                               Incentive Stock Options Limitations.

(a)                                 In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000.  For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted.  It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

(b)                                 The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

(c)                                  Notwithstanding anything herein to the contrary, in no event shall any Employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

(d)                                 In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code), whichever is earlier.

(e)                                  To the extent shareholder approval of this Plan is required by Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is initially adopted.  In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of Employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment.

(f)                                   No Incentive Stock Option shall be granted to any Employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

(g)                                  No Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of decent and distribution and it shall be exercisable only by the Optionee during his or her lifetime.

6.3                               Option Term.  The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

6.4                               Time of Exercise.  No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to Employees of the Company or its Subsidiaries,  at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

(a)                                 A Stock Option may, to the extent vested as of the date the Optionee ceases to be an Employee of the Company or a Subsidiary, be exercised during the three-month period immediately following the date the Optionee ceases (for any reason other than death, Disability or Retirement) to be an Employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

(b)                                 If the Optionee dies while entitled to exercise a Stock Option, such Stock Option may, to the extent vested as of the date of the Optionee’s death, be exercised by the Optionee’s Designated Beneficiary during the three year period immediately following the date of the Optionee’s death (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option;

(c)                                  If the Optionee ceases to be an Employee of the Company or a Subsidiary by reason of the Optionee’s Disability or Retirement, a Stock Option, to the extent vested as of the date the Optionee ceases to be an Employee of the Company or a Subsidiary, may be exercised during the three year period immediately following the date of such cessation of employment (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such

Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option; and

(d)                                 If the Optionee’s employment is terminated for Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable.

Nothing contained in this Subsection 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been canceled, terminated or surrendered.  Stock Options granted under this Plan to Consultants or non-employee Directors will contain such terms and conditions with respect to the death or disability of a Consultant or non-employee Director or termination of a Consultant’s or non-employee Director’s relationship with the Company as the Committee deems necessary or appropriate.  Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

6.5                               Vesting of Stock Options.

(a)                                 Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option, except as specified below with respect to Early Exercise.  Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee, which will be incorporated in the option agreement entered into between the Company and such Optionee.  The option vesting schedule may be accelerated if, in the sole discretion of the Committee, the acceleration of the option vesting schedule would be in the best interests the Company.

“Early Exercise” means the exercise of a Stock Option prior to vesting in accordance with the applicable provisions of this Plan and the Award agreement evidencing the Stock Option.  “Repurchase Rights” means the right the Company may have pursuant to this Plan or an Award agreement to repurchase unvested shares of Common Stock that the applicable Participant may have received through Early Exercise of a Stock Option or through an Award of Restricted Stock at the same price that such Participant paid (if any).

An Award agreement covering a Non-Qualified Stock Option may (in the Committee’s sole discretion) permit the Early Exercise of all or a portion of such Stock Option prior to the vesting of such Stock Option, but only prior to an Initial Public Offering.  Shares purchased through the Early Exercise of such Option will be restricted and will be subject to the same vesting schedule as set forth in the Stock Option, and will also be subject to any repurchase rights if provided in the Award agreement.

(b)                                 In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Optionee.  During such period all Stock Options which have not previously been terminated, exercised or surrendered will (subject to the provisions of Subsections 6.3 and 6.4) fully vest and become exercisable, notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Stock Option.  Upon the date fixed by the Committee, any unexercised Stock Options shall terminate and be of no further effect.

(c)                                  Upon a Change in Control, all Stock Options and any associated Stock Appreciation Rights will be treated in accordance with the applicable Award agreements.  An Award agreement granting an Award pursuant to this Plan may be amended, with the written consent of the parties thereto, to modify the treatment of any Stock Options or Stock Appreciation Rights upon Change in Control as specified in the associated Award agreement.  In particular, an Award agreement granting an Award pursuant to this Plan may be amended to eliminate any provision in the associated Award agreement providing for immediate exercisability of Stock Options or Stock Appreciation Rights upon Change in Control.

6.6                               Manner of Exercise of Stock Options.

(a)                                 Except as otherwise provided in this Plan, Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee.  Each exercise of a Stock Option, or any part thereof, will, unless otherwise provided in a specific Award agreement, be pursuant to the administrative procedures established by the Company or its authorized designee.  Payment for the Shares to be purchased upon exercise of a Stock Option may be made in cash (by check) or in one or more of the following methods as may be stated in the Award agreement (at the Date of Grant with respect to any Stock Option granted as an Incentive Stock Option), approved by the Company and where permitted by law: (i) if a public market for the Common Stock exists, in a cashless exercise through a “same day sale” arrangement between the Optionee and a broker-dealer that is a member of the NASD (an “NASD Dealer”) whereby the Optionee elects to exercise the Stock Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock from the Company in order to complete the Optionee’s trade, to forward the exercise price, received by the NASD Dealer as a result of the trade executed on the same-day as the receipt of the Shares from the Company, directly to the Company; (ii) if a public market for that class of Common Stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Stock Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company); (iv) where approved by the Committee at the time of exercise, pursuant to Section 3.2(v) of the Plan, by delivery of the Optionee’s promissory note with such recourse, interest, security, redemption and other provisions as the Committee may require, provided that the par value of each of the shares of Common Stock to be purchased is paid for in cash; or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  No shares of Common Stock may be issued until arrangements for the full payment of the purchase price therefor has been made.  The payment options provided in Section 6.6(a)(i), (ii), or (iv) above shall not be available to any Optionee who is a Director or executive officer of the Company or any Affiliate if such payment option would be treated as a personal loan prohibited under Section 13(k) of the Exchange Act.

(b)                                 If, as permitted in the option agreement or by the Committee, an Optionee delivers Shares already owned by the Optionee in full or partial payment of the exercise price for any Stock Option or the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee may, in its sole discretion, authorize the grant of a new Stock Option (a “Reload Option”) for that number of Shares equal to the number of already owned Shares surrendered or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised.  The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option.  The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option.  Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

(c)                                  An Optionee shall not have any of the rights of a shareholder of the Company with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

6.7                               First Refusal Rights.  Until such time as the Common Stock is first registered under Section 12 of the Exchange Act, the Company shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any Shares issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Committee.

ARTICLE 7
STOCK APPRECIATION RIGHTS

7.1                               Grants.  The Committee or the Board may grant to any eligible Consultant, non-employee Director or Employee of the Company or a Subsidiary a stand-alone Stock Appreciation Right or a Stock Appreciation Right issued in tandem with a Stock Option.  Stock Appreciation Rights shall be subject to such terms and conditions as the Committee or the Board shall impose.  The grant of the Stock Appreciation Right may provide that the holder will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the sole discretion of the Committee or the Board.  In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Stock Appreciation Right issued in tandem with a Stock

Option, the difference between the Fair Market Value of a Share on the date of exercise over the exercise price per share of the related Stock Option, or (b) in the case of a stand-alone Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right by (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised.  However, notwithstanding the foregoing, the Committee or the Board, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

7.2                               Exercisability.  A Stock Appreciation Right granted in tandem with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination or expiration of the related Incentive Stock Option, (iii) may not result in a Participant realizing more than 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Stock Appreciation Right is exercised, and (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option.  A Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the Board may determine.  A Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable.  If a Stock Appreciation Right is granted in tandem with a Stock Option, there shall be surrendered and cancelled from the related Stock Option at the time of exercise of the Stock Appreciation Right, in lieu of exercise pursuant to the related Stock Option, that number of Shares as shall equal the number of Shares as to which the tandem Stock Appreciation Right shall have been exercised.

7.3                               Certain Limitations on Non-Tandem Stock Appreciation Rights.  A stand-alone Stock Appreciation Right will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the Board may determine.  A stand-alone Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

7.4                               Limited Stock Appreciation Rights.  The Committee and the Board may grant Stock Appreciation Rights which will become exercisable only upon the occurrence of a Change in Control or such other event as the Committee or the Board may designate at the time of grant or thereafter.  Such a Stock Appreciation Right may be issued either as a stand-alone Stock Appreciation Right or in tandem with a Stock Option.

ARTICLE 8
RESTRICTED STOCK

8.1                               Grants.  The Committee may grant Awards of Restricted Stock to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee, in its sole discretion.  The terms and conditions of the Restricted

Stock shall be specified by the grant agreement.  The Committee, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment).  Further, the Committee may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine.  The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions.  Unless otherwise set forth in the grant agreement, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire.  Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

8.2                               Awards and Certificates.  Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award.  The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

ARTICLE 9
PERFORMANCE AWARDS

9.1                               Grants.  A Performance Award may consist of either or both, as the Committee may determine, of (i) the right to receive Shares or Restricted Stock, or any combination thereof as the Committee may determine or (ii) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Committee may determine.  The Committee may grant Performance Awards to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee, in its sole discretion.  The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values.  Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee.  If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.  Performance Awards are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

9.2                               Terms and Conditions.  Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant or the Company’s performance or the performance of the Shares measured against the performance of the market, the Company’s industry segment or its direct competitors.  Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its Subsidiaries for a specified period.  Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the Committee.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee in its sole discretion.

ARTICLE 10
OTHER AWARDS

The Committee may grant to any eligible Consultant, non-employee Director or Employee of the Company or a Subsidiary other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan.  The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award.  Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee, in its sole discretion.

ARTICLE 11
COMPLIANCE WITH SECURITIES AND OTHER LAWS

As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (i) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (ii) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Shares are listed or admitted to trading.  Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that either the recipient has tendered to the Company, or the Company or a Subsidiary has withheld, any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax.  The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation.  The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system.  Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this ARTICLE 11.  As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

ARTICLE 12
ADJUSTMENTS UPON THE OCCURRENCE OF A RECAPITALIZATION OR CORPORATE TRANSACTION

12.1                        In the event of a Recapitalization, the number and class of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Committee) be proportionately adjusted (as determined by the Committee in its sole discretion) to account for any increase or decrease in the number, or change in the class, of issued and outstanding Shares of the Company resulting from such Recapitalization.

12.2                        If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as “Transactional Consideration”) as a result of such Corporate Transaction and substantially all of such Persons continue to hold the Shares held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will (subject to, and except as provided in, the other provisions of this Plan and the Award agreement) continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction.

12.3                        If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the Shares held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

(a)                                 If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), such Awards will remain outstanding and will continue in full force and effect in accordance with its terms following the consummation of such Corporate Transaction (subject to such Permitted Modifications).

(b)                                 If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance based or otherwise) applicable to Awards which will not be so assumed will accelerate and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction.  For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full.  The Company will provide each Participant holding Awards which will not be so assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards.  Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding.

12.4                        Upon the implementation of any reverse stock split in connection with the initial public offering of the Company’s common stock, the maximum number of shares that may be issued with respect to awards granted or to be granted pursuant to the Plan shall remain at 1,500,000 following such reverse stock split, notwithstanding adjustments following such implementation to the number of shares of the Company then outstanding or subject to issuance upon exercise of outstanding options.

Nothing contained in this ARTICLE 12 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been canceled, terminated or surrendered.

ARTICLE 13
AMENDMENT OR TERMINATION OF THIS PLAN

13.1                        Amendment of This Plan.  Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or canceled adversely to the holder of the Award without the consent of such holder.

13.2                        Termination of This Plan.  The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective.  Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

ARTICLE 14
AMENDMENTS AND ADJUSTMENTS TO AWARDS

The Committee may amend, modify or terminate any outstanding Award with the Participant’s consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which (A) a Stock Option becomes exercisable or (B) a Performance Award is deemed earned, (ii) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the canceled Award.  The Committee may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in ARTICLE 12 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan.

ARTICLE 15
GENERAL PROVISIONS

15.1                        No Limit on Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.  This Plan shall not affect any other stock option, incentive, or other compensation or benefit plan of the Company or any Subsidiary, except as may be expressly provided therein.

15.2                        Other Awards.  The grant of an Award shall not confer upon the recipient the right to receive any future or other Awards under this Plan or any other plans of the Company or any Subsidiary, whether or not any awards may be granted to similarly situated Employees, or the right to receive future Awards upon the same terms or conditions as previously granted.

15.3                        No Right to Employment or Continuation of Relationship.  Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or non-employee Director.  Further, the Company or a Subsidiary may at any time dismiss a Participant from emp1oyment or terminate the relationship of any Consultant or non-employee Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan.  No Consultant, non-employee Director or Employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, non-employee Director or Employee of the Company or any Subsidiary or of any Participants.

15.4                        Governing Law.  The validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the State of Texas, without giving effect to the conflict of laws principles thereof.

15.5                        Severability.  If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

15.6                        No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.7                        Headings.  Headings are given to the ARTICLEs and Subsections of this Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

15.8                        Gender.  If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular shall include the plural, and vice versa.

15.9                        Transferability of Awards.  Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Committee (which may be granted or withheld at the sole discretion of the Committee).  Awards may be exercised, during the lifetime of the holder, only by the holder.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

15.10                 Code Section 83(b) Elections.  The Company, its Subsidiaries and Affiliated Entities have no responsibility for a Participant’s election, attempt to elect or failure to elect to include the value of an Award subject to Section 83 in the Participant’s gross income for the year of grant pursuant to Section 83(b) of the Code.  Any Participant who makes an election pursuant to Section 83(b) will promptly provide the Committee with a copy of the election form.

15.11                 Code Section 162(m).  It is the intent of the Company that the Plan comply in all respects with Section 162(m) of the Code and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention.  If the Committee intends for a Performance Award or the Award of Restricted Stock Award to be granted and administered in a manner designed to preserve the deductibility of the resulting compensation in accordance with Section 162(m) of the Code, then the Performance Measure selected, the Performance Goal in terms of an objective formula or standard pursuant to which a third party with knowledge of the relevant performance results could calculate the amount to be paid, the maximum number of Shares that may be awarded, within the limit described in Section 4.2 hereof, and the Performance Period applicable to such Award shall be established in writing by the Committee no later than the earlier of (i) 90 days after the commencement of the relevant Performance Period and (ii) the date as of which 25% of the Performance Period has elapsed.  At the time a Performance Goal is established, its outcome must be substantially uncertain. The Committee’s discretion to modify or waive the Performance Goal related to the vesting of the Award may be restricted in order to comply with Section 162(m) of the Code.

15.12                 Code Section 409A.  It is the intent of the Company that no Award under the Plan be subject to Section 409A of the Code.  The Committee shall design and administer the Awards under the Plan so that they are not subject to Section 409A of the Code.

15.13                 Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of Shares under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of an Award hereunder, and the obligation of the Company to sell and deliver Shares, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.14                 Tax Requirements.

(a)                                 Whenever Shares are to be issued under an Award of Restricted Stock or a Performance Award, or pursuant to the exercise of a Stock Option or Stock Appreciation Right, or other Award or cash is to be paid pursuant to the terms of the Plan, under circumstances in which the Company, or its designee, believes that any federal, state or local tax withholding may be imposed, the Company or Subsidiary, as the case may be, shall have the right to require the Participant to remit to the Company or Subsidiary, as the case may be, an amount sufficient to satisfy the minimum federal, state and local tax withholding requirements prior to the electronic transfer of ownership, the delivery of any certificate for Shares, if applicable, or any proceeds; provided, however, that in the case of a Participant who receives an Award of Restricted Stock or a Performance Award under the Plan which remains subject to forfeiture restrictions or is not fully vested, the Participant shall remit such amount on the first business day following the Tax Date.  The “Tax Date” for purposes of this Section 15.14 shall be the date on which the amount of tax to be withheld is determined.  If a Participant makes a disposition of Common Stock acquired upon the exercise of an Incentive Stock Option within either two years after the Stock Option was granted or one year after its exercise by the Participant, the Participant shall promptly notify the Company and the Company shall have the right to require the Participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

(b)                                 A Participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Committee, or its designee, through the delivery to the Company of previously-owned Shares having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned Shares delivered in satisfaction of the withholding obligations must have been held by the Participant for at least six (6) months; (iii) in the discretion of the Company, or its designee, through the Company’s withholding Shares otherwise issuable to the Participant having a Fair Market Value on the Tax Date equal to the amount of tax required to be withheld, or (iv) in the discretion of the Committee, or its designee, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 15.14(b).

15.15                 Transferability of Awards.

(a)                                 Other than pursuant to a valid qualified domestic relations order as defined in section 414(p) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as provided in paragraph (b) of this Section 16.13, below, Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award agreement in respect of an Incentive Stock Option shall so provide.  The designation by a Participant of a Beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.14 that is not required for compliance with Section 422 of the Code.  The Committee may, in its discretion, authorize all or a portion of a Non-Qualified Stock Option or SAR to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (w) there shall be no consideration for any such transfer, (x) the Award Agreement pursuant to which such Non-Qualified Stock Option or SAR is granted must be approved by the Committee and must expressly provided for transferability in a manner consistent with this Section, (y) no such transfer shall be permitted if the Common Stock issuable under such transferred Stock Option would not be eligible to be registered on Form S-8 promulgated under the Securities Act, and (z) subsequent transfers of transferred Non-Qualified Stock Options or Stock Appreciation Rights shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.  Following transfer, any such Non-Qualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.6 or Section 7, as applicable, and Articles 12, 13, 14, and 15 hereof the term “Participant” shall be deemed to include the transferee.  The events of a termination of service shall continue to be applied with respect to the original Participant, following which the Non-Qualified Stock Options and Stock Appreciation Rights shall be exercisable by the transferee only to the extent and for the periods specified in the original Award agreement and applicable to the Participant.  The Committee and the Company shall have no obligation to inform any transferee of a Non-Qualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Option.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-Qualified Stock Option or SAR that has been transferred by a Participant under this Section 15.15.

(b)                                 Notwithstanding the foregoing, Options and such other Awards as the Committee may determine may be transferred pursuant to a valid qualified domestic relations order as defined in section 414(p) of the Code or Title I of ERISA pursuant to which a court has determined, in connection with a divorce proceeding, that a spouse or former spouse of a Participant has an interest in the Participant’s Award under the Plan.  Any Incentive Stock Option transferred pursuant to this Section 16.13 shall cease to be an Incentive Stock Option on the date of such transfer and shall be treated for all purposes as a Non-Qualified Stock Option in the hands of the transferee.  Following any such transfer each Award transferred shall continue to be subject to the same terms and conditions of the Plan and the Award agreement applicable to the Award immediately prior to transfer, provided that for all purposes under the Plan the term “Participant” shall be deemed to include the transferee.  The effect a termination of Service shall have on the exercisability of an Award with respect to the original Participant shall continue to apply to a transferee after a transfer pursuant to this Section 6(e), so that the Award transferred shall be exercisable by the transferee only to the extent and for the periods specified in the Plan, unless different periods are otherwise provided in a Participant’s original Award agreement.  The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award.  The Company shall have no obligation to register with any federal or state securities commission or agency any Stock issuable or issued under an Award that has been transferred pursuant to this Section 15.15.

15.16                 Rights of Participants.  Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

15.17                 No Limitation Upon the Rights of the Company.  The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

15.18                 Date of Grant of an Award.  Except as noted in this ARTICLE 15.18, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Committee nor anything contained in this Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan.  Solely for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

15.19                 Effective Date.  The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the  approval of this Plan by the shareholders of the Company.  All other provisions of this Plan shall be effective as of the Effective Date.

15.20                 Other Laws.  The Company shall not be obligated to issue any Shares pursuant to any Award granted under the Plan at any time when the offering of the Shares covered by such Award is not either (I) registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable or (ii) exempt from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares.